UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 24, 2008
Aspect Medical Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24663	04-2985553

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

One Upland Road
Norwood, Massachusetts	02062

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 559-7000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

EXPLANATORY NOTE
          The Current Report on Form 8-K of Aspect Medical Systems, Inc., as filed with the Securities and Exchange Commission on December 31, 2008 (the “Original Form 8-K”), is hereby amended by this Amendment No. 1 on Form 8-K/A to correct the previously reported statement that J. Neal Armstrong was appointed as Treasurer of the Company.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          On December 24, 2008, the Board of Directors of Aspect Medical Systems, Inc. (the “Company”) appointed J. Neal Armstrong as Vice President, Chief Financial Officer and Secretary of the Company effective January 1, 2009. Mr. Armstrong, age 70, served as Vice President of Investor Relations of the Company from 2005 until his retirement in 2006 and prior to that, served as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company from 1996 until 2005.
     The Company has not yet determined Mr. Armstrong’s compensatory arrangements for serving as Vice President, Chief Financial Officer and Secretary of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT MEDICAL SYSTEMS, INC.

Date: January 8, 2009	By:	/s/ Nassib G. Chamoun

Nassib G. Chamoun President and Chief Executive Officer